Supplement dated October 15, 1999
                         to Prospectus dated May 1, 1999
                                       for
          HERITAGE I AND HERITAGE II VARIABLE UNIVERSAL LIFE INSURANCE
                                    Issued By
                             JPF SEPARATE ACCOUNT C
                                       of
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

Effective November 1, 1999, the J.P. Morgan Treasury Money Market Portfolio will be closed to new investors and transfers into the Money Market Portfolio after that date will not be allowed. All references to the J.P. Morgan Money Market Portfolio on the cover, facing page, pages 2 through 32 and the Appendix pages are deleted.